                                           EXHIBIT 10.11
                                           EQUIPMENT SECURITY AGREEMENT
                                           SCHEDULE NO. 32567-00001


                                      Customer:  EAGLE GEOPHYSICAL ONSHORE, INC
                                      Address:   50 BRIAR HOLLOW LANE
                                                 6TH FLOOR WEST
                                                 HOUSTON, TX 77027

         This Equipment Security Agreement Schedule No. 32567-00001, dated as of FEBRUARY 11. 1998 (this "Equipment Schedule"), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Security Agreement No. 32567 dated as of JANUARY 28, 1998 (the "Master Security Agreement"), by and between the undersigned parties hereto. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Security Agreement. By its execution and delivery of this Equipment Schedule, Customer hereby reaffirms all of the representations, warranties and covenants contained in the Master Security Agreement as of the date hereof, and further represents and warrants to Lender that no Default has occurred and is continuing as of the date hereof.

         1. Grant of Security Interest; Equipment Financed. Subject to the terms and provisions of the Security Agreement and one or more promissory notes in substantially the form attached hereto as Exhibit A executed and delivered by Customer to Lender which specifically refer to this Equipment Schedule (the "Note(s)"), Lender has agreed to provide financing in an amount not to exceed $ 5,864,880.00 (unless otherwise permitted by Lender in writing) on or before JULY 28, 1998, to Customer in connection with the equipment and property described in Schedule A attached hereto (the "Equipment"). Customer has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure all Obligations owing to Lender, including but not limited to the Note(s). Lender's agreement to provide the financing contemplated herein shall be subject to Lender's prior receipt of all documentation required by Lender in respect of the Security Agreement and in connection with the financing of any Equipment, in form and substance satisfactory to Lender in its sole and absolute discretion, including but not limited to verified, completed and properly executed Notes, Secretary Certificates, Landlord/Mortgagee Waivers, Disclaimers of Interest and/or lntercreditor Agreements from other creditors or parties, disbursement and payment authorizations, invoices, bills of sale, proof of delivery, acceptance and ownership of the Equipment, lien, tax and judgment searches, legal opinions and UCC financing statements.

         2. Promissory Note(s). Upon delivery and acceptance of the Equipment, Customer shall execute one or more Notes evidencing the amount financed by Lender in respect of such Equipment and the Payments of principal and interest thereunder. By its execution and delivery of each Note, such Note shall constitute:

         (a) Customer's acknowledgment that each item of Equipment has been unconditionally accepted by the Customer for all purposes under the Security Agreement;

         (b) Customer's reaffirmation of all of the representations, warranties and covenants as set forth in the Security Agreement as of the date of the Note (the "Acceptance Date"), and Customer's certification that no Default has occurred and is continuing as of the date thereof;

         (c) Customer's representation, warranty and agreement that: (i) the equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Customer; and (ii) if requested by Lender, the Equipment has been marked or labeled evidencing Lender's interest therein;

         (d) Customer's authorization and direction to Lender to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract, receipt and approval of which shall be deemed confirmed by Customer's execution of the Note; and

         (e) Customer's absolute and unconditional obligation and agreement to pay Lender all Payments at the times and in the manner set forth in the Note.

                                   SCHEDULE A

Attached to and made a part of the following: Insurance Certification and Equipment Security Agreement Schedule No. 32567-01 and UCC Financing Statement(s) with EAGLE GEOPHYSICAL ONSHORE, INC.

                                                                            QTY.
---------------------------------------------------------------------------
 LOCATION, VENDOR, DESCRIPTION        MODEL NO.          SERIAL NO.

--------------------------------------------------------------------------------

LOCATION (01)

Vendor: Sercel Inc.
Invoice No.           Dated:



--------------------------------------------------------------------------------
       QUANTITY                               DESCRIPTION
--------------------------------------------------------------------------------
           1            Vibroseis SN388 Eagle s/n 13

         588            SU4-R
                          Less 20% discount

           1            EMI Spares, Large Kit

           1            SU-6R Spares

          16            Battery Charger

           7            Deployment Aid

           7            Power Unit Capacity Tester

           1            Field Tester

                              SEE ATTACHED S/N LIST
--------------------------------------------------------------------------------

                                   SCHEDULE A

Attached to and made a part of the following: Insurance Certification and Equipment Security Agreement Schedule No. 32567-01 and UCC Financing Statement(s) with EAGLE GEOPHYSICAL ONSHORE, INC.


                                                                            QTY.
---------------------------------------------------------------------------
 LOCATION, VENDOR, DESCRIPTION        MODEL NO.          SERIAL NO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             QUANTITY                  DESCRIPTION
--------------------------------------------------------------------------------
                          Serial Numbers for the SN388 SU4-R

   109           Transmittal #M-6289 dated 2/23/98
                 #1001-1034, 1037, 1038, 1040-4044, 1046-1049, 1052-1053
                 #1055, 1058, 1060-1062, 1064-1065,1067, 1069-1074, 1076
                 #1087, 1089-1091, 1093-1097, 1099-1101, 1103-1105, 1109, 1111
                 #1114-1116, 1119, 1121-1122, 1124, 1126, 1128-1129, 1131, 1133
                 #1138-1142, 1144-1146, 1148, 1151, 1155, 1079-1085

     18          Transmittal #M-6407 dated 3/18/98
                 #1078, 1252, 1274, 1285, 1325, 1356, 1435-1436, 1450, 1485, 1486
                 #1343, 1490, 1491, 1493-1495, 1488

     99          Transmittal #M-6367 dated 3/13/98
                 #1036, 1039, 1050-1051, 1054, 1056-1057, 1059, 1063, 1066, 1068
                 #1092, 1098, 1107, 1127, 1137, 1143, 1150, 1154, 1157, 1159
                 #1160-1166, 1168, 1170-1171, 1173-1175, 1178-1179, 1181, 1183
                 #1184-1187, 1189-1192, 1194-1196, 1200-1206, 1208, 1210-1211
                 #1213-1222, 1224-1226, 1232, 1233-1235, 1237-1238, 1240, 1248
                 #1249-1250, 1253, 1265, 1256, 1258, 1259, 1261-1263, 1265-1268
                 #1271-1273, 1198, 1230
--------------------------------------------------------------------------------

                                   SCHEDULE A

Attached to and made a part of the following: Insurance Certification and Equipment Security Agreement Schedule No. 32567-01 and UCC Financing Statement(s) with EAGLE GEOPHYSICAL ONSHORE, INC.



                                                                            QTY.
---------------------------------------------------------------------------
 LOCATION, VENDOR, DESCRIPTION        MODEL NO.          SERIAL NO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           QUANTITY                           DESCRIPTION
--------------------------------------------------------------------------------
                        Serial Numbers for the SN388 SU4-R

 18           Transmittal #M-6455 dated 3/25/98
              #1075, 1176, 1299, 1367, 1385, 1393, 1400, 1404, 1411, 1457
              #1489, 1498, 1503, 1508, 1510, 1512-1513, 1487

 27           Transmittal #M-6435 dated 3/24/98
              #1156, 1241, 1344, 1441, 1499, 1505, 1158, 1245, 1347, 1473
              #1500, 1507, 1172, 1247, 1355, 1475, 1501, 1182, 1254, 1421
              #1484, 1502, 1209, 1275, 1429, 1497, 1504

 48           Transmittal #M-6391 dated 3/16/98
              #1086, 1167, 1227-1228, 1264, 1282, 1348, 1395, 1412, 1431
              #1437, 1440, 1442, 1443, 1445-1447, 1449, 1451, 1456, 1458
              #1461-1464, 1468-1469, 1472, 1474, 1476-1483, 1307-1308
              #1383, 1392, 1396, 1413, 1289, 1434, 1460

  21          Transmittal #M-6464 dated 3/27/98
              #1108, 1197, 1528, 1516, 1136, 1454, 1470, 1522, 1534, 1419
              #1533, 1506, 1426, 1284, 1520, 1270, 1432, 1521, 1527, 1328
              #1531
--------------------------------------------------------------------------------

                                   SCHEDULE A

Attached to and made a part of the following: Insurance Certification and Equipment Security Agreement Schedule No. 32567-01 and UCC Financing Statement(s) with EAGLE GEOPHYSICAL ONSHORE, INC.



                                                                            QTY.
---------------------------------------------------------------------------
 LOCATION, VENDOR, DESCRIPTION        MODEL NO.          SERIAL NO.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          QUANTITY                           DESCRIPTION
--------------------------------------------------------------------------------
                           Serial Numbers for the SN388 SU4-R

  39            Transmittal #M-6480 dated 3/30/98
                #1236, 1459, 1300, 1132, 1444, 1387, 1430, 1511, 1147, 1423
                #1088, 1231, 1324, 1152, 1276, 1545, 1543, 1547, 1549, 1439
                #1212, 1542, 1536, 1540, 1524, 1448, 1045, 1123, 1330, 1526
                #1544, 1130, 1134, 1539, 1529, 1550-1552, 1525

104             Transmittal #M-6377 dated 3/13/98
                #1112, 1125, 1135, 1149, 1239, 1242, 1246, 1257, 1269, 1277
                #1278-1281, 1283, 1286-1288, 1290-1291, 1293-1298, 1301-1305
                #1309, 1311-1323, 1326-1327, 1329, 1331, 1333-1334, 1336-1342
                #1345-1346, 1349-1354, 1357-1362, 1365-1366, 1368-1371
                #1373, 1375-1376, 1378-1379, 1381, 1388, 1391, 1394, 1397
                #1398, 1399, 1401, 1405-1407, 1410, 1418, 1420, 1422, 1424-1425
                #1427, 1433, 1389, 1414

  33            Transmittal #M-6524 dated 4/7/98
                #1077, 1102, 1113, 1153, 1193, 1229, 1243, 1244, 1390, 1402
                #1408, 1452, 1453, 1482, 1515, 1518, 1523, 1530, 1532, 1535
                #1537, 1538, 1541, 1546, 1553, 1554, 1556, 1557, 1559, 1660
                #1575, 1609, 1643
--------------------------------------------------------------------------------

                                   SCHEDULE A

Attached to and made a part of the following: Equipment Security Agreement Schedule No. 32567-01 and UCC Financing Statement(s) with EAGLE GEOPHYSICAL ONSHORE, INC.


                                                                            QTY.
---------------------------------------------------------------------------
 LOCATION, VENDOR, DESCRIPTION        MODEL NO.          SERIAL NO.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          QUANTITY                       DESCRIPTION
--------------------------------------------------------------------------------
                            Serial Numbers for the SN388 SU4-R
  41              Transmittal #M-6547 dated 4/13/98
                  #1110, 1117, 1118, 1169, 1188, 1199, 1207, 1223, 1292, 1308
                  #1332, 1364, 1372, 1377, 1384, 1409, 1416, 1428, 1438, 1455
                  #1465, 1471, 1509, 1514, 1517, 1519, 1548, 1555, 1558, 1654
                  #1655, 1670, 1698, 1699, 1700, 1701, 1712, 1714, 1715, 1729
                  #1734

  30              Transmittal #M-6572 dated 4/21/98
                  #1035, 1771, 1778, 1779, 1251, 1260, 1310, 1335, 1496, 1576
                  #1709, 1728, 1745, 1747-1756, 1769, 1770, 1772-1776

    1             Transmittal #M-6592
                  #1656
--------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION                     EAGLE GEOPHYSICAL ONSHORE, INC.


By:  /s/ David E. Mitchell                    By:   /s/ R. W. McNairy
   --------------------------------------        -------------------------------
Name: David E. Mitchell                       Name: R.W. McNairy

Title:   Vice President/Sr. Lender            Title: Vice President,
                                                     Secretary/Treasurer



                                              By:  /s/ Jay N. Silverman
                                                 -------------------------------
                                              Name:  Jay N. Silverman

                                              Title: President & CEO

                                                           SCHEDULE A-1 LOCATION

Attached to and made part of the following documents: Equipment Security Agreement Schedule No. 32567-01 and Insurance Certification.

The Equipment is currently located at:

LOC# (01): 50 Briar Hollow Lane, 6th Floor West
           Houston, Texas 77027



FLEET CAPITAL CORPORATION                    EAGLE GEOPHYSICAL ONSHORE, INC.

By:    /s/ David E. Mitchell                By:    /s/  Richard W. McNairy
    --------------------------------            -------------------------------

Name:  David E. Mitchell                     Name:  R.W. McNairy

Title: Vice President/Sr. Lender             Title: Vice President,
                                                      Secretary/Treasurer


                                             By:   /s/ Jay N. Silverman
                                                -------------------------------
                                             Name:  Jay N. Silverman

                                             Title: President & CEO